                                  EXHIBIT 23.1

                                    CONSENT


     We consent to the incorporation by reference in this registration statement on Form S-8 of our opinion dated February 4, 1998 relating to the financial statements of Eufaula BancCorp, Inc.




                              /s/ Mauldin & Jenkins, LLC
                              --------------------------
                              Mauldin & Jenkins, LLC


April 14, 1998